UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 8, 2005

                                    CDEX INC.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                  000-49845                52-2336836
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  (State or Other Jurisdiction    (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


            1700 Rockville Pick, Suite 400, Rockville, Maryland 20852
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (301) 881-0080

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement


Effective November 7, 2005, CDEX Inc. entered into a strategic distribution agreement with Baxa Corporation. The agreement provides for Baxa to be the exclusive distributor of CDEX's ValiMed solution for medication verification for healthcare organizations in the United States and Canada. The agreement calls for purchase of a fixed number of ValiMed units by Baxa for two years, as well as goals that must be met in order to maintain the Baxa exclusive distribution rights. Baxa is also to have the non-exclusive right to distribute the ValiMed device in the US and Canada to entities other than the specified healthcare organizations. Baxa has the exclusive right to sell support, accessories and chemical signatures (for particular medications) for devices which it has sold under the agreement. CDEX has retained the right to provide such support, accessories and signatures for devices sold outside of Baxa's territory or for products other than the ValiMed solution.

The parties are to bear their own marketing and advertising expenses with respect to the products, and Baxa is to use reasonable efforts to promote the products within its territory, including media advertising, trade show attendance and assignment of a trained sales representative. It may include them in multi-product promotions with CDEX's prior written approval. Baxa must obtain CDEX's consent to any Baxa promotional materials regarding the products that contain CDEX's marks or claims related to the products. Baxa is to control product pricing and pricing strategy with respect to products sold by it. Specifications, indications, labeling and packaging for the products and accessories remain within CDEX's sole discretion, subject to compliance with government regulation and notice to and approval of Baxa of any changes prior to shipping.

The agreement contains standard representations and warranties for an agreement of its type, including a representation by CDEX that the devices, the accessories, the CDEX marks and promotional materials do not infringe any patent, copyright, trademark or other proprietary right of any third parties which representation is supported by a limited indemnification.

Item 9.01 Financial Statements and Exhibits


(c) Exhibits

10.1 Reseller Agreement, dated as of November 7, 2005, by and between the Registrant and Baxa Corporation



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                CDEX INC.

Date:   November 14, 2005                       By: /s/ Malcolm H. Philips
                                                    ----------------------
                                                    Malcolm H. Philips
                                                    CEO/President



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